                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CASCO INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     [CASCO INTERNATIONAL, INC. LETTERHEAD]







                                 April 17, 1998



Dear Stockholder:

           You are cordially invited to attend the Annual Meeting of Stockholders of CASCO INTERNATIONAL, INC. on Wednesday, May 20, 1998. The meeting will begin at 9:00 a.m., Eastern Standard Time, at the Holiday Inn, 212 Woodlawn Road, Charlotte, North Carolina 28217.

           Information regarding the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully.

           Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

           We look forward to seeing you in Charlotte, North Carolina on May 20, 1998.

                                                    Very truly yours,

                                                    /s/ Charles R. Davis
                                                    ---------------------------
                                                    Charles R. Davis
                                                    President

                            CASCO INTERNATIONAL, INC.
                            4205 East Dixon Boulevard
                          Shelby, North Carolina 28150

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 20, 1998

To the Stockholders of CASCO INTERNATIONAL, INC.:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CASCO INTERNATIONAL, INC. (the "Company") will be held at Holiday Inn, 212 Woodlawn Road, Charlotte, North Carolina 28217, on May 20, 1998 at 9:00 a.m., Eastern Standard Time, to consider and take action on the following matters:

                  1. To elect five Directors to serve on the Board of Directors of the Company for one year and until their successors are duly elected and shall qualify;

                  2.       To approve the Company's 1997 Employee Stock Option
                           Plan; and

                  3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

           Stockholders of record at the close of business on April 15, 1998 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this notice. A list of stockholders entitled to notice of and to vote at the meeting may be examined at the executive offices of the Company at 4205 East Dixon Boulevard, Shelby, North Carolina 28150.

           So that we may be sure your vote will be included, please date, sign and return the enclosed proxy promptly. For your convenience, a postage paid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

           If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.

Dated April 17, 1998                       By Order of the Board of Directors


                                           Jeffrey A. Ross, Secretary

                            CASCO INTERNATIONAL, INC.

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                           To be held on May 20, 1998

SUMMARY

           This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of CASCO INTERNATIONAL, INC. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 20, 1998 at 9:00 a.m., Eastern Standard Time at the Holiday Inn, 212 Woodlawn Rd., Charlotte, North Carolina 28217, as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof. This Proxy Statement and the Company's annual report on Form 10-K for the fiscal year ended December 31, 1997 are first being mailed to Stockholders entitled to vote at the meeting on or about April 17, 1998.

           The Annual Meeting has been called to consider and take action on the election of five Directors to serve on the Board of Directors of the Company for one year and until their successors have been duly elected and shall qualify and to approve the Company's 1997 Employee Stock Option Plan.

           The close of business on April 15, 1998 (the "Record Date"), has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The stock transfer books will not be closed.

SOLICITATION AND REVOCATION OF PROXIESAND REVOCATION OF PROXIES

           This Proxy Statement is being furnished to Stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the time, place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournments thereof.

           As of the Record Date, there were 1,783,200 of the Company's Common Stock, $.01 par value ("Common Stock") issued and outstanding. As of the Record Date, all of the present directors and executive officers of the Company, a group of six persons, owned beneficially 420,843 shares of Common Stock. The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the nominees to be elected as Directors named in this Proxy and for the approval of the Company's 1997 Employee Stock Option Plan.

           The Company's Bylaws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting are present in person or represented by proxy. Under Delaware law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the Company's 1997 Employee Stock Option Plan will be adopted if a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting vote in favor of such proposal.

           Proxies given by Stockholders for use at the meeting may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the Company in writing or at the meeting or by delivering to the Company a later appointment which supersedes the earlier one. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

           ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED IN SUCH PROXIES. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

           The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails, by directors, officers and regular employees of the Company without additional compensation therefor. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

VOTING RIGHTSRIGHTS

           Stockholders of record at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Each Common Share of record as of the Record Date is entitled to one vote in all matters properly brought before the meeting.

ITEM 1. ELECTION OF FIVE DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

           The Board of Directors has concluded that the re-election of S. Robert Davis, Charles R. Davis, Robert V. Boylan, David J. Richards and Michael
P. Beauchamp as Directors is in the best interests of the Company and recommends their election. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve. Biographical information concerning Messrs. S. Robert Davis, Charles Davis, Boylan, Richards and Beauchamp can be found under "DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY."

           Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of such nominees will be unable to serve, if such situation exists prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

           The Board of Directors unanimously recommends a vote FOR the election of the nominees listed above. Unless indicated to the contrary, the enclosed Proxy will be voted "FOR" such nominees.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY.

          The following table sets forth certain information concerning the directors and executive officers of the Company:

                                                                               DIRECTOR OR
                                                                               EXECUTIVE
NAME                       AGE       POSITION                                  OFFICER SINCE
----                       ---       --------                                  -------------
S. Robert Davis (1)        59        Chairman of the Board                     1990 (2)

Charles R. Davis (1)       36        President and Director                    1990 (2)

Robert V. Boylan           34        Chief Operating Officer and Director      1997

Jeffrey A. Ross            30        Chief Financial Officer and Secretary     1996

David J. Richards          45        Director                                  1997

Michael P. Beauchamp       51        Director                                  1997

(1)      S. Robert Davis is the father of Charles R. Davis.

(2) Including the period prior to the Company's domicile change merger in 1996.

Executive officers are appointed by the Board of Directors and serve until their successors are duly elected and qualify, subject to earlier removal by the Board of Directors. Directors are elected at the annual meeting of shareholders to serve for one year and until their respective successors are duly elected and qualify, or until their earlier resignation, removal from office, or death.
The remaining directors may fill any vacancy in the Board of Directors for an unexpired term.

BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS

          S. ROBERT DAVIS is the Chairman of the Board and President of Pages, Inc., a Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 ("Pages") and the former parent of the Company. Prior to his election to the Board of Directors of Pages, he served as Assistant to the President of Pages from January, 1988, to March, 1990, on a part-time basis. Additionally, during the past five years Mr. Davis has operated several private businesses involving the developing, sale, and/or leasing of real estate.

          CHARLES R. DAVIS was elected President of the Company in September, 1992. Additionally, during the past five years Mr. Davis has operated several private businesses involving the developing, sale and/or leasing of real estate but devotes substantially all of his business time to the Company.

         ROBERT V. BOYLAN joined the Company in August, 1996, as Executive Vice President of Sales, and was promoted to Chief Operating Officer in March of 1997. He was elected to the Board of Directors in May, 1997. Prior to joining the Company, Mr. Boylan served in various sales and marketing capacities with Certainteed Corporation, a diversified building products manufacturer. Certainteed is not a parent, subsidiary, or other affiliate of the Company. Mr. Boylan has also served as a contract consultant for the American Management Association, as well as Beauvestco Consulting, specializing in sales development and sales management. Mr. Boylan received his MBA from Wake Forest University.

         JEFFREY A. ROSS is a certified public accountant. He joined the Company as its controller in June 1993 and was promoted to Chief Financial Officer in November 1996. Mr. Ross was employed as an accountant by a large public accounting and consulting firm from September 1989, until June 1993.

         DAVID J. RICHARDS has been the President and a director of NetMed, Inc. for over five years. NetMed is not a parent, subsidiary or other affiliate of the Company. NetMed is a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

         MICHAEL P. BEAUCHAMP has been the President of Beauvestco, a management consulting firm, since 1989. Beauvestco is not a parent, subsidiary, or other affiliate of the Company.

THE BOARD OF DIRECTORS

           The Company's Bylaws provide that the number of Directors which shall constitute the whole Board of Directors shall be as from time to time determined by resolution of the Board of Directors, but the number shall not be less than three. The Board of Directors currently consists of five members. The Board of Directors held two meetings during the fiscal year ended December 31, 1997.

           There are no material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

COMMITTEES OF THE BOARD OF DIRECTORS

           AUDIT COMMITTEE. The Company intends to establish an Audit Committee immediately after the Annual Meeting. The Audit Committee will be responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and reviews the scope of the annual audit, audit fees, and results of the audit. The Audit Committee will also review and discuss with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements.

           COMPENSATION COMMITTEE. In May of 1997 the Company formed a Compensation Committee. The Compensation Committee consisted of S. Robert Davis, David J. Richards, and Michael P. Beauchamp during the last fiscal year. Neither Mr. Davis, Mr. Richards or Mr. Beauchamp serves as an employee of the Company. The Compensation Committee is responsible for establishing the compensation of the Company's directors and executive officers.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Neither Messrs. Davis, Richards or Beauchamp, the Compensation Committee members, are or have been officers or employees of the Company and none had interlocking relationships with any other entities, including any of the type that would be required to be disclosed herein.

           The Company has no nominating committee or any committee performing a similar function.

STOCK OWNERSHIP

           Prior to the distribution by Pages of the common stock of the Company to the Pages shareholders, effective at the close of business on December 31, 1996, Pages owned all of the outstanding shares of the Company's common stock. The following table sets forth, to the best of the Company's knowledge, certain information with respect to the beneficial ownership of shares of the Company's common stock (i) each person who beneficially owns more than 5% of the outstanding CASCO Common Stock, (ii) each director of the Company, (iii) the President and Chief Operating Officer of the Company (the only executive officers of the Company whose cash and non-cash compensation for services rendered to the Company for the year ended December 31, 1997, exceeded $100,000) and (iv) directors and executive officers of the Company as a group:


                                       AMOUNT AND NATURE OF        PERCENT OF
NAME AND ADDRESS                       BENEFICIAL OWNERSHIP (1)    CLASS (2)
---------------------------            ------------------------    ---------
S. Robert Davis                        213,020 (3)                 11.9%
94th Avenue North
St. Petersburg, Florida 33702

Charles R. Davis                       140,016 (4)                  7.9%
4205 East Dixon Blvd.
Shelby, North Carolina 28150

Robert V. Boylan                        17,036                        1%
4205 East Dixon Blvd.
Shelby, North Carolina 28150

All directors and executive            420,843 (5)                 23.6%
officers as a group (4 persons)

(1)      Represents sole voting and investment power unless otherwise indicated.
(2) Based on 1,783,200 shares of Company common stock outstanding as of December 31, 1997, plus, as to each person listed, that portion of the 63,500 unissued shares of Company common stock subject to outstanding options which may be exercised by such person within the next 60 days; and as to all directors and executive officers as a group, unissued shares of common stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.
(3) Includes 4,066 shares owned by Mr. Davis' wife as to which Mr. Davis disclaims beneficial ownership.
(4) Includes 936 shares owned by Mr. Davis' wife and 725 shares owned by Mr. Davis' children as to which Mr. Davis disclaims beneficial ownership and includes 35,000 unissued shares of Company common stock as to which Mr. Davis has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.
(5) The number of shares of Common Stock beneficially owned by all directors and executive officers as a group includes all the shares of Common Stock listed above including 10,000 unissued shares of Common Stock as to which the Company's two non-employee directors have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days, 26,709 shares of Common Stock owned by Mr. Richards, a director of the Company, and 5,967 shares of Common Stock owned by Mr. Beauchamp, a director of the Company, 4,536 shares of Common Stock owned by Robert V. Boylan, an executive officer and director of the Company, and includes 12,500 unissued shares of Company Common Stock as to which Mr. Boylan has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days and 2,095 shares of Common Stock owned by Jeffrey A. Ross, an executive officer of the Company and includes 6,000 unissued shares of Company Common Stock as to which Mr. Ross has the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

           Based solely upon a review of such forms furnished to the Company pursuant to Rule 16a-3 under the Exchange Act, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors and security holders required to file the same.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTOR COMPENSATION - Each director who is not an officer of the Company receives a fee of $500 for attendance at each Board meeting, a fee of $250 for attendance at each telephonic Board meeting, and a fee of $250 for attendance at each meeting of a Board committee of which he is a member. Directors who are also officers of the Company receive no additional compensation for their services as directors. The Company has adopted a Non-Employee Director Stock Option Plan, which provides for the grant, at the discretion of the Company's Board of Directors, of options to purchase up to 40,000 shares of Company common stock upon such terms as are determined by the Board in its discretion. In June, 1997, options to purchase 10,000 shares of common stock at a purchase price of $4.50 per share were granted under the Director Option Plan.

EXECUTIVE COMPENSATION - The following table sets forth, for the fiscal years ended December 31, 1997; 1996; and 1995 the cash compensation paid by the Company, as well as certain other compensation paid for those years to the Company's President and Chief Executive Officer and to the Chief Operating Officer. No other executive officers had total salary and bonus that exceeded $100,000 during the years ended 1997, 1996 and 1995. None of the Company's executive officers have employment agreements with the Company.

Summary Compensation Table

                                      Annual Compensation                                Long-Term
                                                                                         Compensation
Name and                                                               Other Annual      Number of
Principal Position          Year        Salary           Bonus         Compensation      Options Awarded (1)
------------------          ----        ------           -----         ------------      ------------------
Charles R. Davis,           1997        $155,000         $25,000       $      0          35,000 (3)
President & C.E.O.          1996        $132,315         $     0       $134,040 (2)           0
                            1995        $147,896         $     0       $103,389 (2)           0

Robert V. Boylan,           1997        $107,000         $ 1,000       $      0          12,500
Chief Operating Officer

(1) Stock options previously granted to the named Executive Officers, by their terms, automatically adjust to reflect certain changes in the outstanding Common Shares of the Company, including stock dividends.

(2) Reflects the difference between the fair market value of the Common Shares received and the stock option exercise price on the date of exercise.

(3) On July 17, 1997, the Company agreed to grant to Mr. Davis performance options to purchase 200,000 shares of Company common stock, 50,000 of which will be granted if the Company has pre-tax earnings of at least $1 million in any fiscal year, 75,000 of which will be granted if the Company has pre-tax earnings of at least $1.5 million in any fiscal year, and 75,000 of which will be granted if the Company has pre-tax earnings of at least $2 million in any fiscal year, in each case as long as Mr. Davis was employed by the Company at the end of the applicable fiscal year. The performance options are exercisable at the market price of the common stock at the date of grant, which will be the date the Company files its Form 10-K with its audited financial statements showing that the required earnings plateau is satisfied.

The following table sets forth all options to acquire shares of the Company's Common Stock granted to the Company's President and Chief Executive Officer and to the Company's Chief Operating Officer.

                                  Stock Option Grants in Last Fiscal Year
------------------------------------------------------------------------------------------------------------------

                                     Individual Grants                             Potential Realizable Value
                     -----------------------------------------------------   Price Appreciation for Option Terms
                                  Percent of Total                                at Assumed Annual Rate of Stock
                      Options    Options Granted to        or                 ------------------------------------
        Name          in 1997    Employees in 1997     per Share   Date            5%                     10%
        ----          -------    -----------------     ---------   ----            --                     ---
Charles R. Davis     35,000 (2)         40%              $3.50     3/12/07        42,000                195,300

Robert V. Boylan      7,500 (2)       8.60%              $4.00     1/17/07        18,900                 47,850
                      5,000           5.70%              $3.50     3/12/07         6,000                 27,900


(1) These assumed appreciation rates are not derived from the historical or projected prices of the Company's Common Stock or results of operations or financial condition and they should not be viewed as a prediction of possible prices of value for the Company's Common Stock in the future.

(2) The stock options were granted under the Company's 1996 Incentive Stock Option Plan, and are exercisable commencing January 17, 1998 and March 12, 1998.

                                   Aggregated Options/SAR Exercises with Last Fiscal Year
                                           and Fiscal Year End Options/SAR Values

                                                               Number of Shares                  Value of Unexercised
                                                            Underlying Unexercised                   In-the-Money
                                                            Options/SAR's at FY End            Options/SAR's at FY End
                          Shares                        ------------------------------     -------------------------------
        Name            or Exercised      Realized      Exercisable      Unexercisable     Exercisable       Unexercisable
        ----            ------------      --------      -----------      -------------     -----------       -------------
  Charles R. Davis          None             N/A           35,000             0                N/A                N/A
  Robert V. Boylan          None             N/A           12,500             0                N/A                N/A

No options at year end were in-the-money options.

INCENTIVE STOCK OPTION PLANS - The Company has adopted a 1996 Incentive Stock Option Plan (the "1996 Plan") and a 1997 Employee Stock Option Plan (the "1997 Plan") which provide for the grant, at the discretion of the Board of Directors, of options to purchase up to 85,000 and 150,000 shares respectively, of Common Stock to key employees of the Company. The 1996 Plan and the 1997 Plan are referred to herein together as the "Incentive Plans". It is intended that options granted under the Incentive Plans qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. The selection of participants, allotment of shares, determination of exercise price and other considerations relating to the grant of options under the Incentive Plans is determined by the Board of Directors, at its discretion. Options granted under the Incentive Plans are exercisable for a period of up to ten years and five years, respectively, after the date of grant at an exercise price which is not less than the fair market value of the shares on the date of grant, except that the term of an incentive stock option granted under the Incentive Plans to a shareholder owning more than 10% of the outstanding shares may not exceed five years and its exercise price may not be less than 110% of the fair market value of the shares on the date of grant. In January, 1997, the Company granted options under the 1996 Plan to purchase 29,500 shares of Common Stock at a purchase price of $4.00 per share. On two different occasions in March, 1997, the Company granted options under the 1997 Plan to purchase 40,000 shares of Common Stock at a purchase price of $3.50 per share and 5,000 shares of Common Stock at a purchase price of $4.00 per share. In December, 1997, the Company granted options under the 1997 Plan to purchase 13,000 shares of Common Stock at a purchase price of $3.0625 per share. Options currently outstanding under the 1996 Plan are not exercisable until the expiration of one year after the date of grant. Options currently outstanding under the 1997 Plan are exercisable based on the following schedule:

                                                 Cumulative Percentage of Aggregate
                                                 Number of Shares of Stock Covered
Exercise Period                                  by an Option Which May be Exercised
---------------                                  -----------------------------------
Beginning on the one year anniversary date
from date of grant                                            33%*

Beginning on the second anniversary date
from date of grant                                            33%*

Beginning on the third anniversary date
from date of grant                                            33%*

*less, in the case of each exercise period, the number of Shares, if any, previously purchased under the Option.

CERTAIN TRANSACTIONS

         On January 23, 1998, the Company redeemed, at a discount of $1.5 million and in advance of its January 1, 2002 maturity, the subordinated debenture due to Pages, Inc., the Company's former parent. S. Robert Davis is the Chairman of the Board of Pages, Inc. and the beneficial owner of 21.62% of the outstanding shares of common stock of Pages, Inc. and Charles R. Davis is the beneficial owner of 8.15% of the outstanding shares of common stock of Pages, Inc.

EXECUTIVE COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

         Under the Rules of the Securities and Exchange Commission, the Company is required to provide certain information concerning compensation provided to the Company's Chief Executive Officer and its executive officers. The disclosure requirements for the executive officers include the use of tables in a report of the committee responsible for compensation decisions for the named executive officers, explaining the rationale and considerations that lead to those compensation decisions. Therefore, the Executive Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

           The Compensation Committee has designed its executive compensation policies to provide incentives to its executives to focus on both current and long-term Company goals, with an overriding emphasis on the ultimate objective of enhancing stockholder value. The Compensation Committee has followed an executive compensation program, comprised of cash and equity-based incentives, which recognizes individual achievement and encourages executive loyalty and initiative. The Compensation Committee considers equity ownership to be an important factor in providing executives with a closer orientation to the Company and its shareholders. Accordingly, the Compensation Committee encourages equity ownership by its executives through the grant of options to purchase Common Stock.

           The Company believes that providing attractive compensation opportunities is necessary to assist the Company in attracting and retaining competent and experienced executives. Base salaries for the Company's executives have historically been established on a case-by-case basis by the Board, based upon current market practices and the executive's level of responsibility, prior experience, breadth of knowledge, and salary requirements. The base salaries of executive officers have historically been reviewed annually by the Board. Adjustments to such base salaries have been made considering: (a) historical compensation levels; (b) the overall competitive environment for executives; and
(c) the level of compensation necessary to attract and retain executive talent. Stock options have historically been awarded upon hiring, promotion, or based upon merit considerations. The Compensation Committee, formed in 1997, has assumed the Board's functions with respect to the matters described above. As the value of a stock option is directly related to the market price of the Company's Common Stock, the Compensation Committee believes the grant of stock options to executives encourages executives to take a view toward the long-term performance of the Company. Other benefits offered to executives are generally the same as those offered to the Company's other employees.

           The Compensation Committee utilizes the same policies and consideration enumerated above with respect to compensation decisions regarding the President, Charles R. Davis and the Chief Operating Officer, Robert V. Boylan. Mr. Davis' and Mr. Boylan's 1997 base salaries were determined primarily by reference to historical compensation, scope of responsibility, and the Company's desire to retain their services. The Compensation Committee believes its compensation policies with respect to the Company's executive officers promote the interests of the Company and its shareholders through current motivation of the executive officers coupled with an emphasis on the Company's long-term success.
                                                     Compensation Committee:
                                                     S. Robert Davis
                                                     David J. Richards
                                                     Michael P. Beauchamp

STOCK PRICE PERFORMANCE GRAPH

           The following graph represents a comparison of the cumulative total shareholder return on the Common Stock, assuming divided reinvestment, with The NASDAQ Stock Market (U.S. Index) and The NASDAQ Non-Financial Stocks Index. This graph assumes that $100 was invested on January 15, 1997, the first day of trading after the effective date of the spin-off of the Company from Pages, Inc. The Company paid and 8 percent stock dividend on August 1, 1997, which was included in the 1997 total shareholder return. The stock price performance shown below is not necessarily indicative of future performance. [OBJECT OMITTED]


                             1997 PERFORMANCE GRAPH


                CASCO      Nasdaq Stock Market (US)        Nasdaq Non-Financials

15-Jan-97        100               100.000                        100.000
31-Mar-97        127                91.436                         89.774
30-Jun-97        149               108.197                        106.396
30-Sep-97        172               126.502                        124.649
31-Dec-97         90               118.661                        112.982


           The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

ITEM 2.      APPROVAL OF THE 1997 STOCK OPTION PLAN

GENERAL

           The company currently has in effect the 1996 Incentive Stock Option Plan (the "1996 Plan"), pursuant to which no options to purchase shares of Common Stock currently are available for grant. To allow for additional option awards to be made by the Company, the Employee Stock Option Plan (the "1997 Plan") was approved by the Company's Board of Directors on November 21, 1997. The 1997 Plan provides for the grant of options in the form of incentive stock options ("incentive stock options") meeting the applicable statutory requirements of the Internal Revenue Code of 1986, as amended (the "Code") and options not meeting such requirements ("nonqualified stock options"). Each option granted under the 1997 Plan will be evidenced by a written stock option agreement. The 1997 Plan is attached to this Proxy Statement as Exhibit A and the summary of the 1997 Plan set forth herein is qualified in its entirety by reference to the Plan. The purposes of shareholder approval of the 1997 Plan are: (i) to permit the options to purchase 150,000 shares of Common Stock under the 1997 Plan to qualify for incentive stock option treatment pursuant to
Section 422 of the Code; and (ii) to satisfy the applicable requirements of The Nasdaq Stock Market.

PURPOSE

           The purpose of the 1997 Plan is to further the success of the Company by making available Common Stock of the Company for purchase by certain officers and employees of the Company and its affiliates, and thus to provide an additional incentive to such individuals to continue in the service of the Company or its affiliates and to give them a greater interest as stockholders in the success of the Company.

SHARES SUBJECT TO OPTIONS

           The 1997 Plan permits options to be granted to purchase up to 150,000 shares of Common Stock in the aggregate. As of the date hereof, options to purchase 83,000 shares of Common Stock have been granted to employees under the 1997 Plan. Of those grants, options to purchase 50,000 and 5,000 shares, respectively, were granted to Messrs. Charles R. Davis and Boylan, respectively, at exercise prices of $2.875 per share and $2.875 per share, respectively. On April 1, 1998, the closing sale price of the Common Stock as represented by the Nasdaq Stock Market was $4.1875 per share.

           A this time, it is not known which eligible employees, if any, will receive grants in the future under the 1997 Plan or the number of shares which will be covered by any such grants. Such determinations will be made from time to time by the Committee (as hereinafter defied). To the extent that options granted under the 1997 Plan expire or terminate without having been exercised in full, the Common Stock subject thereto will become available for further options under the 1997 Plan. Provision is made under the 1997 Plan for appropriate adjustment in the number of shares of Common Stock covered by each option granted thereunder and the related option price, in the event of any change in the Common Stock by reason of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights, or any other change in the capital structure of the Company.

ADMINISTRATION AND DURATION OF THE 1997 PLAN

           The 1997 Plan is administered by a committee (the "Committee") of the Company's Board of Directors (the "Board"), consisting of two or more directors, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended ("the 1934 Act") or any successor provision.

           Subject to the terms of the 1997 Plan and applicable law, the Committee has full and final authority in its discretion to determine the participants to whom, and the time or times at which options shall be granted and the number of shares and purchase price of Common Stock covered by each option, to construe and interpret the 1997 Plan and any agreements made pursuant to the 1997 Plan, to determine the terms and provisions (which need not be identical or consistent with respect to each participant) of the respective option agreements and any agreement ancillary thereto including, but without limitation, terms covering the payment of the option price, and to make all other determinations and to take all other actions deemed necessary or advisable for the proper administration of the Plan. All actions and determinations of the Committee are conclusively binding for all purposes and upon all persons.

           The Board may at any time suspend or terminate the 1997 Plan, or amend the 1997 Plan as it shall deem advisable, in order that the options granted thereunder may conform to any changes in the law or in any other respect that the Board may deem to be in the best interests of the Company. However, without approval by the stockholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which stockholder approval is required of the Company in order to comply with the Internal Revenue Code or regulatory provisions dealing with incentive stock options, any rules for listed companies promulgated by any national stock exchange on which the Company's Common Stock is traded; or any other applicable rule of law.

           The 1997 Plan will terminate on November 21, 2007, unless sooner terminated. Such termination does not impair or negate any of the rights or obligations under any option theretofore granted, without the optionee's consent.

ELIGIBILITY AND EXTENT OF PARTICIPATION

           Employees eligible to receive options pursuant to the 1997 Plan are persons who are employees of the Company or any subsidiary of the Company, including officers or directors of the Company or such subsidiary. As of the date hereof, there were approximately 140 such eligible employees. No incentive stock option may be granted to any employee who immediately after such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company unless the option price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant. Directors who are not also employees of the Company or a subsidiary of the Company are not eligible to participate under the 1997 Plan. An incentive stock option may be granted under the 1997 Plan to an optionee only if the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which options are exercisable for the first time by such optionee during any calendar year does not exceed $100,000.

OPTION PRICE

           Except for options granted to shareholders owning 10% or more of the voting power of all classes of the Company's capital stock as described in the preceding paragraph, the per share option price of an incentive stock option granted or to be granted pursuant to the 1997 Plan, as determined by the Committee, shall be an amount not less than the fair market value of the Common Stock, as determined by the Committee. The Committee is obligated to determine the fair market value based upon any reasonable method of valuation adopted by the Committee, or such other method as may be permitted by the Internal Revenue Code, or regulations or rulings promulgated thereunder.

METHOD OF PAYMENT

           The Committee may permit the payment of the option price in cash or by check, or by delivery of shares of Common Stock, or by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the option, or by a combination thereof, at the election of the optionee and subject to the terms of the applicable stock option agreement.

METHOD OF EXERCISE AND PAYMENT TERMS

           Subject to the terms of each stock option agreement, options granted under the 1997 Plan may be exercised in whole or in part, but not at any time as to less than twenty-five shares. Upon exercise of an option, the employee must pay in full the option price for the shares of Common Stock being purchased. If approved by the Board, the Company may lend money or guarantee loans by third parties to an individual to finance the exercise of any option granted under the 1997 Plan to carry Common Stock thereby acquired.

LIMITATIONS ON TRANSFERABILITY AND EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT

           Options granted under the 1997 Plan are not transferable other than by will or by the laws of descent and distribution.

           In the event of the retirement with the written consent of the Company, or other termination of the employment of an employee to whom an option has been granted under the 1997 Plan other than: (i) a termination that is either (a) for cause or (b) voluntary on the part of the employee and without the written consent of the Company; or a termination by reason of death, the employee may, unless otherwise provided in his or her option agreement, exercise his or her option at any time within three months after such retirement or other termination of employment (or within one year after termination of employment due to disability within the meaning of Code Section 422(c)(6), or within such other time as the Committee may authorize, but in no event five years after the date of granting thereof, or such lesser period as may be specified in the Stock Option

Agreement), but only to the extent that the number of shares of which his or her options were exercisable by him or her on the date of the termination of his or her employment. If the termination of employment of an employee to whom an option has been granted under the 1997 Plan is either for cause or voluntary on the part of the employee and without the written consent of the Company, any option held by him or her under the 1997 Plan, to the extent not previously exercised, forthwith terminates on the date of such termination of employment.

           If an employee to whom an option has been granted under the 1997 Plan dies during or within three months after the termination of his or her employment by the Company or a subsidiary or parent, such option, unless it shall have been previously terminated pursuant to the provisions of the 1997 Plan, or unless otherwise provided in his or her option agreement, may be exercised to the extent of the entire number of shares covered by the option whether or not purchasable by the employee at the date of his or her death, by the executor or administrator of the optionee's estate or by the persons to whom the optionee shall have transferred such option by will or by the laws of dissent and distribution, at any time within a period of one year after death, but not after the exercise termination date set forth in the relevant stock option agreement.

FEDERAL INCOME TAX CONSIDERATIONS

           Incentive Stock Options. Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than eighteen months after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

           Nonqualified Stock Options. Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than eighteen months after the date of exercise.

           The Board of Directors recommends the approval of the 1997 Plan and urges each shareholder to vote FOR the 1997 Plan. Executed and unmarked proxies in the accompanying form will be voted at the Annual Meeting FOR the approval of the 1997 Plan.

INDEPENDENT PUBLIC ACCOUNTANTSPUBLIC ACCOUNTANTS

           The accounting firm of Hausser + Taylor LLP, Columbus, Ohio, is the Company's principal auditor and accountant for the year ended December 31, 1997. The Company has not selected an auditor and accountant for the next fiscal year. Management expects that a representative of Hausser + Taylor LLP will be present at the Annual Meeting of Stockholders. The Hausser + Taylor representative will be afforded an opportunity to make a statement at the meeting if desired and is expected to be available to respond to appropriate questions.

ANNUAL REPORT

           The Company's annual report on Form 10-K for the fiscal year ended December 31, 1997, which includes financial statements, was mailed to each shareholder receiving this Proxy Statement.

           THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY PERSON RECEIVING A COPY OF THIS PROXY STATEMENT, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, BY FIRST CLASS MAIL A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. SUCH REQUEST SHOULD BE ADDRESSED TO JEFFREY A. ROSS, CHIEF FINANCIAL OFFICER, CASCO INTERNATIONAL, INC., 4205 EAST DIXON BOULEVARD, SHELBY, NORTH CAROLINA 28150.

OTHER PROPOSED ACTIONPROPOSED ACTION

           The Board of Directors does not intend to bring any other matters before the meeting nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

STOCKHOLDER PROPOSALS AND SUBMISSION

           If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal must be received by the Company no later than December 14, 1998 to be eligible for inclusion in the proxy material for that meeting.

                                                                      APPENDIX A


                            CASCO INTERNATIONAL, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN


SECTION 1 - PURPOSE:

1.1 The purpose of this Employee Stock Option Plan ("Plan") is to further the success of CASCO International, Inc., a Delaware corporation ("Company") by making available Common Stock of the Company for purchase by certain officers and employees of the Company and its affiliates, and thus to provide an additional incentive to such individuals to continue in the service of the Company or its affiliates and to give them a greater interest as Stockholders in the success of the Company. Subject to compliance with the provisions of the Plan and the Internal Revenue Code of 1986, as amended, Incentive Stock Options as authorized by Section 422 of the Code and stock options which do not qualify under Section 422 of the Code are authorized and may be granted under the Plan.

SECTION 2 - DEFINITIONS:

2.1 As used in this Plan, the following terms shall have the meanings indicated as follows:

           2.1.1      "Board" means the Board of Directors of the Company.

           2.1.2 "Code" means the Internal Revenue Code of 1986, as amended.

           2.1.3 "Committee" means the Committee administering the Plan described in Section 3 hereof.

           2.1.4 "Common Stock" means the Company's Common Stock, par value $.01 per share.

           2.1.5 "Date of Grant" means the date on which an option is granted under a written option agreement executed by the Company and a Participant pursuant to the Plan.

           2.1.6 "Effective Date" means the effective date of this Plan specified in Paragraph 13 hereof.

           2.1.7 "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

           2.1.8      "Incentive Stock Option" means an option qualifying under
                      Section 422 of the Code.

           2.1.9 "Non-Employee Director" means a person who meets the definition of a "non-Employee Director" as defined in Rule 16b-3 promulgated under the Exchange Act or any successor provision.

           2.1.10 "Parent" means a parent corporation of the Company as defined in Section 424(e) of the Code.

           2.1.11 "Participants" means the employees and officers of the Company, its Subsidiaries and its Parents, and those directors of the Company who are also employees of the Company, its subsidiaries or its Parents.

           2.1.12 "Subsidiary" means a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

SECTION 3 - ADMINISTRATION OF THE PLAN:

3.1 The Board of Directors of the Company shall appoint a committee ("Committee") comprised of two (2) or more directors to administer the Plan. Only directors who are Non-Employee Directors shall be eligible to serve as members of the Committee. The Committee shall report all action taken by it to the Board which shall review and ratify or approve those actions that are, by law, required to be so reviewed and ratified or

                                                                      APPENDIX A


           approved by the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the Participants to whom, and the time or times at which options shall be granted and the number of shares and purchase price of Common Stock covered by each option; to construe and interpret the Plan and any agreements made pursuant to the Plan; to determine the terms and provisions (which need not be identical or consistent with respect to each Participant) of the respective option agreements and any agreement ancillary thereto including, but without limitation, terms covering the payment of the option price; and to make all other determinations and to take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

SECTION 4 - OPTIONS AUTHORIZED:

4.1 The options granted under this Plan may be Incentive Stock Options or stock options that do not qualify as Incentive Stock Options (sometimes referred to as "non-qualified options" or "non-qualified stock options"). The Committee shall have the full power and authority to determine which options shall be non-qualified stock options and which shall be Incentive Stock Options; to grant only Incentive Stock Options or, alternatively, only non-qualified stock options; and to, in its sole discretion, grant to the holder of an outstanding option in exchange for the surrender and cancellation of such option, a new option having purchase price lower than that provided in the option so surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan. No options may be granted under the Plan prior to the Effective Date. In addition to any other limitations set forth herein, the aggregate fair market value, determined in accordance with Paragraph 7(A) of the Plan as of the time the option is granted, of the stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under all plans of the Company and of any Parent or Subsidiary) shall not exceed $100,000.

SECTION 5 - COMMON STOCK SUBJECT TO OPTIONS:

5.1 The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of options shall not exceed one hundred fifty thousand (150,000), subject to adjustment under the provisions of Paragraph 8. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, or shares issued and reacquired by the Company. In the event any option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such option shall again be available for options to be granted under the Plan, except that shares for which relinquished options (or portions thereof) are exercisable shall not again be available for options under the Plan.

SECTION 6 - PARTICIPANTS:

6.1 Except as hereinafter provided, options may be granted under the Plan to any Participant. In determining the Participants to whom options shall be granted and the number of shares to be covered by such option, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. A participant who has been granted an option under the Plan may be granted an additional option(s) under the Plan, in the Committee's discretion.

SECTION 7 - TERMS AND CONDITIONS OF OPTIONS:

7.1 The grant of an option under the Plan shall be evidenced by a written agreement executed by the Company and the applicable participant and shall contain such terms and be in such form as the Committee may, from time to time, approve, subject to the following limitations and conditions:

           7.1.1 OPTION PRICE: The option price per share with respect to each option shall be determined by the Committee, but shall in no instance be less than the par value of the shares subject to the option. In addition, the option price per share with respect to Incentive Stock Options granted hereunder shall in no instance be less than the fair market value of the shares of Common Stock subject to

                                                                      APPENDIX A

                      the option as determined by the Committee. The Committee shall, in good faith, determine the fair market value of the shares of Common Stock (without regard to any restrictions other than a restriction which, by its terms, will never lapse) based upon a reasonable method of valuation adopted by the Committee, or such other method as may be permitted by the Code, or regulations or rulings promulgated thereunder. The Committee may permit the option purchase price to be payable by any of the following means or any combination thereof: (i) cash; (ii) certified or cashier's check payable to the Company; (iii) the delivery of whole shares of Common Stock owned by the Option holder; or (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Option (for purposes of such a transaction the value of the shares of Common Stock shall be deemed to be equal to the fair market value, as determined by the Committee in good faith, of the shares on the date of the exercise of the Option) in which case the Option with respect to the shares withheld shall be deemed to be surrendered and cancelled.

           7.1.2 PERIOD OF OPTION: The expiration date of each option shall be fixed by the Committee but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than five (5) years after the Date of Grant.

           7.1.3 VESTING OF STOCKHOLDER RIGHTS: Neither the optionee nor his/her successor in interest shall have any of the rights of a Stockholder of the Company until the shares relating to the option hereunder are issued by the Company and are properly delivered to such optionee or successor.

           7.1.4 EXERCISE OF OPTION: Each option shall be exercisable from time to time, but not less than six (6) months after the Date of Grant, over such period and upon such terms and conditions as the Committee shall determine, but not at any time as to less than twenty-five (25) shares unless the remaining shares which have become so purchasable are less than twenty-five (25) shares. After the death of the optionee, an option may be exercised as provided in Paragraph 15 hereof.

           7.1.5 NON-TRANSFERABILITY OF OPTION: No option shall be transferable or assignable by an optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and each option shall be exercisable, during the optionee's lifetime, only by him/her or, during periods of legal disability, by his/her legal representative. No option shall be subject to execution, attachment, or similar process.

           7.1.6 DISQUALIFYING DISPOSITION: The option agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share(s) of Common Stock issued to him/her pursuant to exercise of the option within the two (2) year period commencing on the day after the date of issuance of the share(s) to him/her pursuant to the exercise of such option, he/she shall, within ten
                      (10) days after such disposition date, notify the company of the sales price or other value ascribed to or used to measure the disposition of the share(s) thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

           7.1.7 LIMITATION ON GRANTS TO CERTAIN STOCKHOLDERS: An Incentive Stock Option may be granted to a participant only if such Participant, at the time the option is granted, does not own, after application of the attribution rules of Code
                      Section 424, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the company or of its parent or Subsidiary. The preceding restriction shall not apply if at the time the option is granted, the option price is at least one hundred ten percent (110%) of the fair market value, as defined in Paragraph 7(A) above, of the common Stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years after the Date of Grant.

           7.1.8 CONSISTENCY WITH CODE: Notwithstanding any other provision in this Plan to the contrary, the provisions of all agreements granting incentive stock options pursuant to the Plan shall not violate the requirements of the Code applicable to the Incentive Stock Options authorized hereunder.

                                                                      APPENDIX A

SECTION 8 - ADJUSTMENTS:

8.1 The Committee, in its discretion, may make such adjustments in the option price and the number of shares covered by outstanding options that are required to prevent any dilution or enlargement of the rights of the holders of such options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights, or any other change in the capital structure of the Company. The Committee, in its discretion, may also make such adjustments in the aggregate number of shares that may be the subject of options which are appropriate to reflect any transaction or event described in the preceding sentence.

SECTION 9 - RESTRICTION OF ISSUING SHARES:

9.1 The exercise of each option shall be subject to the condition that if at any time the company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.





SECTION 10 - USE OF PROCEEDS:

10.1 The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

SECTION 11 - AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN:

11.1 The Board may, at any time, suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the options granted thereunder may conform to any changes in the law or in any other respect that the Board may deem to be in the best interests of the Company provided, however, that without approval by the Stockholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which Stockholder approval is required of the Company in order to comply with:

           11.1.1 The Code or regulatory provisions dealing with Incentive Stock Options;

           11.1.2 Any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded; or

           11.1.3     Any other applicable rule of law.

11.2 Unless sooner terminated hereunder, the Plan shall terminate ten (10) years after the Effective Date. No option may be granted during any suspension or after the termination of the Plan. Except as provided in Paragraph 12, no amendment, suspension, or termination of the Plan shall, without an optionee's consent, impair or negate any of the rights or obligations under any option theretofore granted to such optionee under the Plan.

                                                                      APPENDIX A


SECTION 12 - TAX WITHHOLDING:

12.1       The Committee may, in its sole discretion:

           12.1.1 Require an optionee to remit to the Company a cash amount sufficient to satisfy, in whole or in part, any federal, state, or local withholding tax requirements prior to the delivery of any certificate for shares pursuant to the exercise of an option hereunder; or,

           12.1.2 Satisfy such withholding requirements through another lawful method.

SECTION 13 - EFFECTIVE DATE OF PLAN:

13.1 This Plan shall become effective (the "Effective Date") upon adoption by the Board, and in the case of Incentive Stock Options, subject to approval within twelve (12) months after such adoption by holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at a duly held Stockholders meeting. Options, including Incentive Stock Options, may be granted under the Plan prior to the receipt of such approval.

SECTION 14 - TERMINATION OF EMPLOYMENT:

14.1 In the event of the retirement, with the written consent of the Company, or other termination of the employment of an employee to whom an option has been granted under the Plan other than:

           14.1.1 A termination that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company; or,

           14.1.2     A termination by reason of death.

14.2 The employee may, unless otherwise provided in his/her option agreement, exercise his/her option at any time within three (3) months after such retirement or other termination of employment (or within one (1) year after termination of employment due to disability within the meaning of Code Section 422(c)(6), or within such other time as the Committee shall authorize, but in no event after five (5) years after the date of granting thereof, or such lesser period as may be specified in the stock option agreement), but only to the extent of the number of shares of which his/her options were exercisable by him/her at the date of the termination of his/her employment.

14.3 In the event of the termination of the employment of an employee to whom an option has been granted under the Plan that is either for cause, or voluntary on the part of the employee and without the written consent of the company, any option held by him/her under the Plan, to the extent not previously exercised, shall forthwith terminate on the date of such termination of employment. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company, a Subsidiary, or Parent. The option agreement may contain such provisions as the Committee shall approve with respect to the effect of approved leaves of absence. Nothing in the Plan, or in any option granted pursuant to the Plan, shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or Parents, or interfere in any way with the right of the Company or any of its Subsidiaries or Parents to terminate his employment at any time.

SECTION 15 - DEATH OF HOLDER OF OPTION:

15.1 In the event an employee to whom an option has been granted under the Plan dies during or within three (3) months after the termination of his/her employment by the Company or a subsidiary or Parent, such option, unless it shall have been previously terminated pursuant to the provision of the Plan, or unless otherwise provided in his/her option agreement, may be exercised to the extent of the entire number of shares covered

                                                                      APPENDIX A



           by the option whether or not purchasable by the employee at the date of his/her death, by the executor or administrator of the optionee's estate or by the person(s) to whom the optionee shall have transferred such option by will or by the laws of descent and distribution, at any time within a period of one (1) year after this death, but not after the exercise termination date set forth in the relevant stock option agreement.

SECTION 16 - LOANS TO ASSIST IN EXERCISE OF OPTIONS:

16.1 If approved by the Board, the Company or any Parent or Subsidiary may lend money or guarantee loans by third parties to an individual to finance the exercise of any option granted under the Plan to carry Common Stock thereby acquired. No such loans to finance the exercise of an Incentive Stock Option shall have an interest rate or other terms that would cause any part of the principal amount to be characterized as interest for purpose of the Code.

SECTION 17 - RULE 16B-3 PLAN:

17.1 This Plan is intended and has been drafted to comply in all respects with Rule 16b-3, as amended, under the Exchange Act. If any provision of this Plan does not comply with Rule 16b-3, as amended, this Plan shall be automatically amended to comply with Rule 16b-3, as amended.

SECTION 18 - INDEMNIFICATION:

18.1 The members of the Committee shall be indemnified by the Corporation against the reasonable expenses incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding. A member of the Committee shall not be entitled to indemnification with respect to any matter or claim arising out of gross negligence or willful misconduct by such member in the performance of his duties. As a condition of any indemnification, a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend any suit or claim against him/her.

                                                                      APPENDIX B



                           CASCO INTERNATIONAL, INC.
                           4205 East Dixon Boulevard
                          Shelby, North Carolina 28150

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints S. Robert Davis and Charles R. Davis, and each of them, proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of CASCO INTERNATIONAL, INC. on May 20, 1998 at 9:00 A.M., Eastern Standard Time, or at any adjournment thereof according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters.

                        (TO BE SIGNED ON REVERSE SIDE.)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           CASCO INTERNATIONAL, INC.

                                  MAY 20, 1998





                              -  Please Detach and Mail in the Envelope Provided  -
---------------------------------------------------------------------------------------------------------------------------

[ X ] Please mark your
      vote as in this
      example

                 FOR all nominees        WITHHOLD
              listed at right (except    AUTHORITY
                as marked to the        to vote for
                contrary below)       nominees listed
                                         at right
                                                                                                            FOR  AGAINST ABSTAIN
1. Election of      [  ]                    [  ]    Nominees: S. Robert Davis       2. Approval of the      [  ]  [  ]    [  ]
   Directors                                                  Charles R. Davis         Company's 1997
                                                              Robert V. Boylan         Employee Stock Option
(Instructions: To withhold authority to vote                   David J. Richards        Plan.
for any nominee, write that nominee's name in                 Michael P. Beauchamp  3. In their discretion, the proxies are
the space below.  Do not mark "Withhold                                                authorized to vote upon such other business
Authority" above unless you intend to withhold                                         as may properly come before the Annual
authority to vote for all nominees)                                                    Meeting or any adjournment thereof.

                                                                                     This proxy, when properly executed, will be
                                                                                     voted in accordance with the instructions
                                                                                     given above.  If no instructions are given,
----------------------------------------------------                                 this proxy will be voted FOR all nominees and
                                                                                     FOR the approval of the Company's 1997
                                                                                     Employee Stock Option Plan.

                                                                                     PLEASE COMPLETE, SIGN, DATE AND RETURN THIS
                                                                                     PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE
                                                                                     PAID ENVELOPE.






Signature                                    Signature if held jointly                                Dated                , 1998
         -----------------------------------                           ------------------------------      ----------------


NOTE:  Please sign exactly as your name appears hereon.  If shares are owned by more than one person, all owners should sign.
       Persons signing as executors, trustees or in similar capacities should so indicate.  If a corporation, please sign full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person